SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (date of the earliest event reported): October 1,
1996

Ryan, Beck & Co., Inc.                                     .
(Exact name of registrant as specified in its charter)

New Jersey   (State or other jurisdiction of incorporation)
0-14684   (Commission File Number)
22-1773796   (IRS Employer Identification No.)

80 Main Street, West Orange, New Jersey   (Address of principal
executive offices)
07052  (Zip Code)

Registrant's telephone number, including area code:    (201) 325-
3000

This document consists of ___2____pages

Item 5.   Other Events

As of September 23, 1996, Bruce M. Chodash, Executive Vice
President and Board Member of Ryan, Beck & Co., Inc. (the
"Company") resigned from his position with the Company and his seat on the Board of Directors of the Company to pursue personal business interests.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Ryan, Beck & Co., Inc.
Registrant

Leonard J. Stanley
Senior Vice President and
Chief Financial Officer

Date:  September 30, 1996